Exhibit 99.1

Brush Engineered Materials Inc. Profile Publicly traded since 1956: NYSE-listed since 1972. Founded 1931 as Brush Beryllium Company. Building off earlier pioneering technical work at Brush Laboratories Initial scope was development of commercial markets With onset of WW II and post war period, significant growth in defense and eventually, aerospace applications Mid-70s: major expansion of new commercial markets. Today, commercial markets represent 90% + of revenues

Leading manufacturer of high performance engineered materials Operations, service centers and major office locations in North America, Europe and Asia Serving long-term growth oriented global markets: - Telecommunications and computers - Automotive electronics - Optical media - Defense electronics Brush Engineered Materials Inc. Profile

BEM Materials are found in a wide range of critical and demanding applications requiring: - Strength - Reliability - Thermal & electrical - Miniaturization conductivity - Weight reduction - Corrosion resistance - Reflectivity Brush Engineered Materials Inc. "Advancing the World's Technologies"

Brush Engineered Materials Inc. End Uses Optical Media Industrial products Life enhancing devices Cellular phones and other wireless communications Notebook and network computers Electronic components in cars and trucks

Metal Systems Brush Wellman Inc. (Alloy Products and Beryllium Products) Technical Materials, Inc. Microelectronics Williams Advanced Materials Inc. Electronic Products Brush Engineered Materials Inc. Organized into Two Separate Reportable Segments

Brush Engineered Materials Inc. Unique Capabilities from Mine to Value Added Material Delta, UT Bertrandite Ore Mining & Extraction Elmore, OH Casting, Rolling & Finishing Reading, PA Thin Gauge Rolling & Finishing Metal Systems World’s only fully integrated producer of beryllium, beryllium-containing alloys and beryllia ceramic. High beryllium metals, ceramics and beryllium alloys

Unique Capabilities from Mine to Material Diverse in Scope and Product Metal Systems Alloy Products Manufactures strip products which are primarily copper beryllium and nickel beryllium alloys and bulk products which are copper, nickel and aluminum-based alloys manufactured in rod, bar, tube, plate and other customized forms. Beryllium Products Manufactures pure beryllium and beryllium aluminum alloys Technical Materials, Inc. (TMI) Manufactures engineered material systems including clad metals, plated metal, electron beam welded, solder plated and reflow materials. Microelectronics Williams Advanced Materials (WAM) Produces precious metal and specialty alloy products Electronic Products Electronic packaging, circuitry and powdered metal products

Corporate Structure May 16, 2000 Brush Engineered Materials Inc. became the publicly-traded Parent Company of Brush Wellman Inc. On January 1, 2001 Phase II of the Company’s reorganization was completed with the creation of three new entities: Brush Ceramic Products Inc., Brush Resources Inc. and Zentrix Technologies Inc.

In 2001, the Computer and Telecom Market Decline Drove Sales back to Mid-90's Levels 92 93 94 95 96 97 98 99 0 1 2 3 Sales 265 295 346 370 376 434 410 456 564 473 373 390 % Growth 0.11 0.17 0.07 0.02 0.15 -0.05 0.11 0.24 -0.16 -0.21 0.05 Historic Growth Rates 1992 - 1997 10.4% 1992 - 1999 8.2% Computer & Telecom market decline Year Returning to Historical Growth Rates

The portion of Brush's revenue from the telecom/ computer market has declined from nearly 50% to slightly more than 30% Automotive Telecom/Computer Other Defense Industrial Optical Media East 0.11 0.49 0.13 0.06 0.11 0.1 49% 11% 10% 11% 6% 13% Automotive Telecom/ Computer Other Aerospace/ Defense Industrial Optical media 2000 2002 Automotive Telecom/Computer Other Defense Industrial Optical Media East 17 30 15 9 15 14 Automotive Optical media Industrial Other Telecom/ Computer 30% 17% 14% 15% 9% 15% Aerospace/ Defense $564 Million $373 Million

US Electronic Equipment Orders Communications equipment & Dot.com bubble amplified by double ordering & inventory builds. Communications equipment & Dot.com bubble amplified by double ordering & inventory builds.

Brush experienced a major downturn in Q-2 and Q3 2001, with revenue remaining flat through 2002 2003 is stronger than 2002 2000 2001 2002 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 143.9 147.2 145.5 128.2 106.2 92.4 89.6 100.8 93.5 89 99.5 101.8 94.2 2003

As a Result, Significant Losses Occurred in the Second Half 2001 Through 2002 *Q-4 2002 excludes impact of deferred tax asset impairment, electronic products restructuring and a charge for other non-used assets. 2001 2002 Q-3 Q-4 Q-1 Q-2 Q-3 Q-4* Net Sales $106.2 $92.4 $89.6 $100.7 $93.5 $89.0 EBIT (10.7) (16.1) (5.5) (2.5) (3.9) (5.8) EBITDA (3.7) (9.0) 2.2 5.2 3.5 2.2 $ in Millions

Our efforts to improve variable margins have succeeded, despite the fall in revenue Year Variable Margin% 2000 39.7% 2002 40.3% YTD Q3-2003 42.0%

Major 2002 Fourth Quarter "Events" Electronic Products restructuring $ 2.0 million Write-down of Be Products assets $ 3.1 million Deferred tax-asset impairment $19.9 million Underfunded Pension Plan $13.6 million

Brush significantly reduced its breakeven point during 2001 and 2002 Notes: Based on 2002 mix and metal prices SG&A + interest for 2002 excludes $5.1 million of one-time charges $-Million 2001 2002 01-->02 Fixed Costs Mfg. Overhead $121 $102 $(19) SG&A+interest 87 69 (18) Total 208 171 (37) Contribution Rate 40% 40% Breakeven Sales $520 $420 $(100)

Breakeven Was Achieved in the Second Quarter of 2003 $ in Millions Q1-03 Q2-03 Q3-03 Fixed Costs Mfg. Overhead $24 $25 $25 SG&A+interest 19 18 17 Total 43 43 42 Contribution Rate 41% 43% 42% Breakeven Sales $105 $101 $100

Headcount has been reduced by 26% (26%) 1,862 1,946 2,500 Total (16%) 1,070 1,114 1,279 All Others (35%) 792 832 1,221 Alloy % Change 12/31/02 12/31/01 12/31/00 Employment as of: Note: At 9/30/03, total employment was 1,840.

Total balance sheet debt, off balance sheet leases and precious metal lease obligations were reduced approximately $50M, or 26% from December 2001 through September 2003 Operating Cash Flow $-Million Change Change in Operating OP Depr Capex in A/R Inventory Cash Flow 2000 $23 $23 $(21) $(13) $(8) $4 2001 (14) 21 (23) 38 7 29 2002 (23) 21 (5) 7 17 17 2003 YTD (4) 16 (6) (9) 5 2

Alloy has made significant progress in response to a huge decline in revenue Q-1 2001 Q-4 2002 % Change Revenue in $M $74 $35 (53%) Working Capital Reduced 45% ($70M) since Q-1 2001 Expense Control Manpower reduced by 35% since Q-1 2001 Manufacturing overhead and SG&A 30% lower in Q-3 2003 vs. Q-1 2001 Operations improvements Safety (OSHA recordable) rate improved by over 70% in manufacturing since year-end 2000. Strip rework rate improved 70% (year-end 2001 to Q3 2003). On-time shipments to Service Centers 54% higher, along with 36% improvement in replenishment times to the service centers since year-end 2000.

Significant reduction in cost, above breakeven Variable cost - down by $4.3M over 21 months Workforce reduced by 35% Innovative partnership with State Workplace Program Major reduction in supply and maintenance cost Fixed cost - down by $4.7M over 21 months Operational improvements 21% increase in productivity 3% yield improvement TMI has responded aggressively to the market downturn Technical Materials, Inc. Q-1 2001 Q-4 2002 % Change Revenues in $M $21.0 $10.0 (52%)

Electronic Products Restructured Q-1 2001 Q-4 2002 % Change Revenues in $M $11.5 $7.9 (31%) Electronic Products restructuring: ($2.0 million charge in Q-4) Cost reduced, central structure eliminated (20 people), $3.0 million annual benefit PMP assets written down to market value Newburyport unit reports into WAM CPT and BeO operations report into Beryllium Products Lean/Six Sigma programs focused on operational improvements

Sales up, with value added showing a moderate increase Good growth in PVD, especially optical markets Strong earnings and cash flow Reduced inventories, including consigned metals, by more than $6M in past year WAM is also generating favorable results

Beryllium Products continues to perform strongly Revenue improved 13% first half 2002 to 2003 Continuing strength in military/defense offsets weakness in commercial markets (e.g. x-ray equipment) Margins improving Operating profit increased by 50% over the same period

Corporate costs have also been reduced Dividend suspension Benefit changes/401-K Wages frozen Service cost reductions Legal expenses and cases down

Longer term outlook for our engineered materials is attractive Higher performance requirements growing Electrical Thermal Mechanical Fatigue resistance Corrosion resistance Strength Anti-galling

For example, Alloy is aggressively working to broaden its base New Products Applications/Markets Strip New Product Forms Tubing, Bearings and other special applications - Oil and Gas - Instrumentation New Strip Alloys Electronics Market MoldMax(r) XL Plastics Tooling ToughMet(tm) Bearings and Wear applications Undersea Housings Marine and Power systems

Keys to returning to profitability in 2003 and beyond: Improving margins through operational efficiency Lean manufacturing Six Sigma Further overhead reductions Broaden the base - new revenue Improvement in demand from the telecom/ computer market

Summary Cash flow has been and is expected to continue to be positive through continued working capital reductions and minimal capital spending Downturn of key end-use markets is unprecedented Brush is not content to "wait it out" Actions to lower cost and add new products are paying off Long-term prospects bright The economy will recover and growth will return Brush Engineered Materials is well positioned to capitalize on this growth

Segment Sales Review 2002-2003 YTD 2001 2002 Q3 2003 $ % sales $ % sales $ % sales Metal Systems Group 296 62% 228 62% 176 60% Alloy 217 45% 152 41% 119 40% Beryllium Products 29 6% 32 9% 32 11% TMI 50 11% 44 12% 25 8% Microelectronics Group 170 36% 139 37% 115 39% WAM 135 28% 109 29% 92 31% Electronic Products 35 8% 30 8% 23 8% Other 7 2% 6 1% 4 1% TOTAL 473 100% 373 100% 295 100%

Segment Sales Review 2002 Q1 2002 Q2 2002 Q3 2002 Q4 2002 $ % sales $ % sales $ % sales $ % sales Metal Systems Group 56 62% 64 63% 57 61% 51 57% Alloy 38 42% 41 41% 38 40% 35 39% Beryllium Products 6 7% 10 10% 8 9% 8 9% TMI 12 13% 13 12% 11 12% 9 10% Microelectronics Group 34 38% 34 34% 34 37% 36 41% WAM 26 29% 27 27% 27 29% 28 32% Electronic Products 8 9% 7 7% 7 8% 8 9% Other 0 0% 3 3% 2 2% 2 2% TOTAL 90 100% 101 100% 93 100% 89 100%

Segment Sales Review 2003 Q1 2003 Q2 2003 Q3 2003 $ % sales $ % sales $ % sales Metal Systems Group 61 62% 61 60% 54 57% Alloy 40 40% 42 41% 37 39% Beryllium Products 12 12% 11 11% 9 10% TMI 9 9% 8 8% 8 9% Microelectronics Group 38 38% 38 37% 39 41% WAM 30 30% 30 29% 32 34% Electronic Products 8 8% 8 8% 7 7% Other 0 0% 3 3% 1 1% TOTAL 99 100% 102 100% 94 100%

Segment Earnings 2000 - 2003 YTD 2000 2001 2002 Q3 2003 Metal Systems Group 10.2 (20.1) (28.2) (11.5) Microelectronics Group 8.4 4.5 5.5 10.5 Other 4.4 1.5 (.2) (2.5) Total Segment EBIT 23.0 (14.1) (22.9) (3.5)

Segment Earnings 2002-2003 2002 2003 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Metal Systems Group (8.5) (5.1) (10.0) (8.9) (3.4) (2.8) (5.4) Microelectronics Group 2.2 1.5 1.3 (.6) 2.5 3.5 3.9 Other .8 1.0 4.8 (1.4) (1.2) .3 (.9) Total Segment EBIT (5.5) (2.6) (3.9) (10.9) (2.1) 1.0 (2.4)

Brush Wellman Alloy Vision Brush Wellman is the leading supplier of High Performance Copper Alloys worldwide, providing manufacturing excellence in the form of high reliability products and services to satisfy our customers most demanding applications. We provide these services in a culture of local support and global teamwork. BRUSHWELLMAN Engineered Materials

Alloy Products Markets Strip Markets (coils) Telecommunications Computers Automotive Electronics Appliance Bulk Markets (rod, bar, tube, plate) Plastic molds Undersea cable amplifiers Aerospace landing gear bearings Oil and gas drilling equipment Heavy Equipment - New Bearings - New Bulk (30%) Strip (70%) BRUSHWELLMAN Engineered Materials

9 Strip Alloy Applications (strength, conductivity, spring characteristics) Current Carrying Springs and Relays Integrated Circuitry Sockets Electrical and Electronic Connectors Air Bag Sensors Pressure Responsive Devices Fire Extinguisher Sprinkler Heads

Alloy Products Strip Products - Strategy Maintain focus on 4 major end-use markets Computer Telecommunications Automotive Appliance Defend market leadership in traditional alloy strip, rod & wire Reduce total cost of manufacture to allow penetration of mid-range alloy applications Enhance product properties to provide additional value to customers Introduce new alloys to meet needs of targeted market opportunities. Brush 60, ToughMet Strip, Alloy 390 Focus on new non-connector markets Deep Offshore Oil and Gas, Bearings, Instrumentation Tubing, Heat Exchanger Tubing Geographic Growth Expand commercial operations in Asia Pacific BRUSHWELLMAN Engineered Materials

Strip Capacity Expansion Elmore and Reading Facilities $140 Million Added casting, hot rolling, annealing and cold rolling capacity at Elmore Added light gauge strip and mill hardening capacity at Reading 50% to 100% capacity increase depending upon product depending upon product depending upon product depending upon product depending upon product depending upon product depending upon product depending upon product depending upon product BRUSHWELLMAN Engineered Materials

Competitive Alloy Comparison & Strategy Performance Parameter (Formability, Conductivity, Stress Relax) $/Lb. 0 1 2 3 4 5 6 7 8 Brass Phos Bronze Traditional Copper Beryllium Alloys Alloy 174 Brush 60 CuNiSi High Strength Phos Bronze 10 Alloy strip form products recently developed Alloy 390 as a premium product targeted at high performance/ high conductivity applications in computer, consumer and communication applications. This alloy addresses the need for a low resistance alloy product, with traditional alloy mechanical performance characteristics. Higher power density chip sets are facing a constraint at the connector interface. Alloy 390 provides the deflection range required by these high pin count devices, and by way of superior electrical and thermal conductivity, eliminates the resistive heating that plagued other high performance alloy solutions. Designs are now active with burn in and test socket applications and land grid array microprocessor applications. Handheld communication device manufacturers have expressed an interest in the alloy as a means of enhancing battery life and reducing charging times. BRUSHWELLMAN Engineered Materials 390

Automotive Electronics Definition: power and signal distribution in passenger cars and light trucks - connectors, switches and relays BRUSHWELLMAN Engineered Materials

Automotive Applications

<u>Potential New Applications:</u>

- Infotronics/telematics - in car multimedia systems and mobile communication systems, navigational, global positioning, internet based services.
- Powertrain electronics - in vehicle networks, drive-by-wire systems, continuously variable transmission, intelligent braking
- Safety systems - intelligent air bag systems, driver alertness monitoring, adaptive cruise control, frontal collision warning, intelligent highway vehicle systems, automatic emergency notification
- 42 Volt Powernet - increase number of terminals, switches and relays used in a vehicle; shift mix of components size toward miniaturization due to smaller current and increase the number of performance critical systems in a vehicle.

BRUSHWELLMAN
Engineered Materials

Computer Definition: Brush Wellman’s high performance alloys are sold to the computer industry in strip and wire forms for connectors, contacts, and shielding. End use applications include servers, workstations, notebook and desk top computers, personal digital assistants (PDAs), and data storage devices. BRUSHWELLMAN Engineered Materials

Computer Applications

<u>Examples of specific end-use product applications</u>

- Fingerstock shielding used in servers and data storage.
- Power connectors used in server power supplies manufactured by Sun, HP, Compaq, and Intel.
- Microprocessor socket connectors.
- PDA ID connector and battery contacts.
- VHDM connector system for EMC data storage systems.

<u>Examples of future target product applications</u>

- Intel and AMD's Pentium 5 microprocessor connectors.
- Power connectors for multi-chip module interfaces as well as backpanel power applications in high end servers.
- High pin count and high density flex circuit interface connectors for high resolution flat panel displays.

BRUSHWELLMAN
Engineered Materials

Telecommunications Definition: Brush Wellman’s high performance alloys are sold to the telecommunications industry in strip and wire forms for connectors, contacts, shielding, switches and relays. End use applications include wireless base stations, cell phones, pagers, telecom switching equipment, transmission equipment and communication networks. BRUSHWELLMAN Engineered Materials

Telecommunication Applications

<u>Examples of specific end-use product applications</u>

- Handheld and portable device battery clips, antenna clips, I.O. connectors, board to board connectors, SIM card connectors & display connectors.
- Category 6 modular jacks for connecting data networks.
- Shielding gaskets and clips for EMI protection.
- Coaxial switches for cable company central office switches.
- VHDM connector system used in backpanel connector systems for fast Ethernet and Gigabit Ethernet switches and routers.

<u>Examples of future target product applications</u>

- Category 7 modular jacks for data networks.
- Low profile board to board connectors for wireless handsets and high speed mezzanine connectors for network switches and routers.

BRUSHWELLMAN
Engineered Materials

Cellphone Connector Applications BRUSHWELLMAN Engineered Materials

Rear of Circuit Board Battery Contacts Brush Wellman Alloy Vibrator Motor Contacts Brush Wellman Alloy Battery Clips Brush Wellman Alloy Antenna Contact Brush Wellman Alloy

Front of Circuit Board Hands Free Set Connector Brush Wellman Alloy and other material BRUSHWELLMAN Engineered Materials

10 Bulk Alloy Applications (strength, corrosion resistance, non-galling, conductivity) Plastic Injection Molds Aircraft Landing Gear Bushings Undersea Repeater Housings - Telecom Oilfield Drill Collars & Anti- Friction Bushings Heavy Equipment Bearing and Wear Applications

Alloy Products Bulk Products - Strategy Maintain focus on traditional end-use markets Oil & Gas Aerospace Plastics Undersea Introduce new alloys or product forms to meet needs of targeted market opportunities. MoldMax XL ToughMet and improved ToughMet products (CD ToughMet) Alloy 310 RWMA class 3 Focus on new non-traditional growth markets Bearings, Oil & Gas completions, Heavy Equipment & Mining, Pumps, Marine, Heat Exchangers Geographic Growth Expand commercial operations in Asia Pacific, improve customer awareness and distribution BRUSHWELLMAN Engineered Materials

Plastics - Moldmax XL Similar properties to dominant tooling materials and standard Moldmax Productivity similar to Moldmax (CuBe) of 30% No EH&S issues Value proposition includes machinability >5X steels adding cost benefits to offset increased material costs Value proposition - no added cost for faster cycles and lower cost manufacturing BRUSHWELLMAN Engineered Materials

Lorain Casting Facility Spinodal and Equacast™ Technology-Winning!

High performance Copper based engineered materials:

- Strength and hardness found in CuBe products
- Thermal conductivity

The value proposition differentiates:

- No EH&S issues
- Corrosion resistance
- Superb tribological properties (low friction coefficient, excellent wear resistance - without lube) adding value in Reliability,Uptime, and Less Mtce.
- Machinability and Design Simplicity adding cost benefits to offset increased material costs
- Casting capability including size, shapes, tubes and quality

Developing Applications in the markets we are strong:

Mold Tooling, Aircraft Parts, Drilling Equipment

Developing markets/applications where technology is strong:

Oil Well Completion Equipment, Mining, Heavy Equipment, Hydraulic Systems, Marine Hardware, Engine Bearings.

Lorain Technology Expanding Brush Wellman market and application reach

BRUSHWELLMAN
Engineered Materials

BRUSHWELLMAN Engineered Materials ToughMetTM Industrial Components Results:

ToughMetTM Industrial Components Results: BRUSHWELLMAN Engineered Materials

Alloy has made significant progress in response to a huge decline in revenue Q-1 2001 Q-4 2002 % Change Revenue in $M $74 $35 (53%) Working Capital Reduced 45% ($70M) since Q-1 2001 Expense Control Manpower reduced by 35% since Q-1 2001 Manufacturing overhead and SG&A 30% lower in Q-3 2003 vs. Q-1 2001 Operations improvements Safety (OSHA recordable) rate improved by over 70% in manufacturing since year-end 2000. Strip rework rate improved 70% (year-end 2001 to Q3 2003). On-time shipments to Service Centers 54% higher, along with 36% improvement in replenishment times to the service centers since year-end 2000.

Brush International Inc. Global Sales, Marketing, Distribution & Tech Service Brush International Inc. S. Freeman ?-------------- Asia / Pacific ------------? ? ---------------- Europe -------------- ? ? - Emerging Markets -? BWS BWT BWC BWJ BWK BWL BWG BWG BWG EXPORTS FROM USA Singapore Taiwan China Japan Korea U.K. Germany Italy Spain T. Ong J. Tien J. Oei K. Hase Y.J. Kim G. Shapland K.L. Rausch A. Danielli F. Aguirre W. Zeder Singapore Brush International Service Centers Tokyo / Fukaya Hong Kong Reading Stuttgart

Brush International, Inc. Alloy Sales by Region 2002 Asia 49% Europe 48% Rest of World 3%

Brush International, Inc. Historical Sales by Market Segment Strip Products 87% Bulk Products 13%

Brush Wellman Beryllium Products Products Beryllium Metal - One of the lightest metals known - Family of vacuum hot and hot/cold isostatically pressed powder-derived metals AlBeMet? - Family of lightweight alloy composites - Extruded, rolled sheet and hot isostatically pressed powder-derived metals BRUSHWELLMAN Engineered Materials

Brush Wellman Beryllium Products Products - Cont. E-Materials - Family of low expansion, lightweight electronic packaging materials - Composites of beryllium metal and beryllium oxide Beryllium Oxide/ Chemicals - Ceramic-grade beryllium oxide powder - Specialty beryllium-containing chemicals BRUSHWELLMAN Engineered Materials

Brush Wellman Beryllium Products Facilities Elmore, Ohio Fremont, California BRUSHWELLMAN Engineered Materials

Key Product Attributes Be/AlBeMet(tm) Light Weight (Density) High Stiffness (Elastic Modulus) High Thermal Conductance/Capacity Low Thermal Expansion Be Transparent to X-Rays Neutron Reflector BRUSHWELLMAN Engineered Materials

Brush Wellman Beryllium Products Primary Competition...Alternative Materials Organic Composites (e.g. Carbon epoxy) Metal Matrix Composites (e.g. Al - silicon carbide) Pyrolytic graphite Titanium Aluminum (high strength grades) BRUSHWELLMAN Engineered Materials

Major Defense/Aerospace Applications for Brush Wellman Beryllium Products Optics Optical substrate and support structure for visual and infrared target acquisition systems (fighter aircraft, helicopters, tanks), surveillance systems and astronomical telescopes. Satellites Structures and sensors for defense and commercial telecommunications satellites. Electronics Electronic packaging for defense avionics, radar and electronic countermeasures systems for helicopters and fighter aircraft. Applications include circuit boards, covers and packages. BRUSHWELLMAN Engineered Materials

Major Commercial Applications for Brush Wellman Beryllium Products X-ray Windows Radiographic tube components for ? medical diagnostic equipment (x-ray, mammography, CAT-scan), and ? industrial x-ray equipment Optical Scanners Mirrors for laser scanners used in reprographic and other high- performance laser applications. Motion control Structural components for high-precision semiconductor processing and industrial robotic equipment BRUSHWELLMAN Engineered Materials

TMI - From a Customer Perspective WHAT TMI provides our customers the ability to demand varied performance (electrical, thermal, or mechanical) from a metal surface area or section. WHO We provide this "service" to the telecommunication, automotive, computer, semiconductor and other industries. HOW By offering various forms of strip metal products: clad metals, plated metals, electron beam welded, solder plated, reflowed or printed-on, milled and/or skived metal strip or various combinations of the above.

Sales Growth Average annual growth rate was 14% from 1995 - 2002 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003* Sales 22.8 28 33.8 43 47 51.5 50.45 63 83.5 50 45 42 Millions *Forecasted

Our Major Markets Automotive Telecommunications Computer Jewelry Semiconductor Appliances Medical Aircraft Automotive Telecom Computer Misc. 50 18 26 6 Misc. Telecom Computer Automotive

Our Major Applications Capacitors Coins and Tokens Connectors Contact Probes Fuses Leadframes Micro Motor Microwave Potentiometers Relays Sensors Solder Clips Switches Air Bag Sensor Leadframe Connectors

Electroplating Precious and non-precious metals Overall and selective stripe capabilities Combination with current TMI technologies

Stripe Plating Application Cellular Phone Battery Contact Base Material: BeCu Overall Ni plating Selective Au (one side) Selective SnPb (both sides) Base Material

Competitive Advantage Quality QS 9000 / ISO 9002 State-of-the-art equipment Vision Systems / PLC Systems for consistent quality Design Support Technical knowledge Engineering expertise Overall Capabilities Slitting and leveling Inlay / Electron-Beam Welding / Solder / Milling / Skiving / Plating Any combination of the above processes Large coil handling capability

Strategic Concept Total capability under one roof Make it easy for our customers to get what they need to satisfy their customers' requirements Make our customers competitive with reliable products Solve problems for our customers with engineered strip metal solutions Explore and develop new markets and geographic regions for manufacturing (China).

Growth in Electroplating Precious and non-precious metals Overall and selective stripe plating capabilities Combination with other TMI technologies Proprietary closed contact plating technology Building additional lines to further increase capacity

Summary From 1992-2000 TMI sales more than quadrupled. 2001 through 2003 proved to be extremely difficult years due to major served markets being severely depressed; however, TMI remained profitable all three years. We have added major new technical capabilities using state of the art equipment in precious metal electroplating to better serve worldwide customer demand (both technical & capacity). We are ISO and QS registered. We will add additional Plating technology and capacity to service market demand as required. We are making further inroads into new markets (energy) and other markets (consumer, medical, appliance, construction) in order to broaden our served market base and will have a much different served market profile by 2005/2006.

Our focus is on materials, circuitry, subassemblies and packaging for the wireless & fiber-optic telecom market, specifically the signal amplifiers... Signal amplifiers transmit signals through air (wireless) or optical fiber media by boosting signal strength while maintaining integrity. Thermal management and reliability properties are of paramount importance. Signal amplifiers are critical active components located in base stations for wireless (cellular) and in regenerator stations along fiber-optic (Internet) links.

Our Overall Strategy Vertically integrate materials to subsystem assembly, providing customized solutions Meet the Customer's needs Materials or subassemblies Fast Flexible Manufacturing Systems Responsive to market needs

Business Groups Packaging Electronic Packaging Products Circuitry Circuits Processing Technology Materials Brush Ceramic Products

Electronic Packaging Products Located in Newburyport, MA Products RF Power Packages for base stations in cellular phone & wireless data networks, for cellular handsets, for military radar applications and for digital TV Automotive Components for ignition systems in cars and trucks Power Circuit Assemblies for DC motor controls

Circuits Processing Technology (CPT) Located in Oceanside, CA Products High Frequency Military and Aerospace Circuitry used in military radar and missile guidance High Frequency Wireless circuitry for satellite communications Fiber Optic Package components for amplifiers in fiber optic networks

Brush Ceramic Products Located in Tucson, AZ Products RF Power Package Components for cellular base stations, high definition television, and cable TV Fiber Optic Package components for amplifiers in fiber optic networks Gas Laser Components for medical and research applications Automotive components for ignition systems

Williams Advanced Materials Overview Williams is a supplier of high-purity, specialty metals serving the wireless, photonics, data storage, high temperature joining, traditional microelectronics and performance film markets. Established 1918. Subsidiary of Brush Engineered Materials (formerly Brush Wellman Inc.) Business Groups Packaging Material Products - Solder preforms, bonding wire, FLA's, clad material and refining. These materials are used in photonic, wireless, traditional semiconductor and hybrid microelectronic packaging applications. Specialty Alloy Products - Braze materials and structural alloys. These materials are used in electron tube, photonic and aerospace applications. PVD(Physical Vapor Deposition) products - Precious metal and non-precious metal sputtering and evaporation materials, refining and related services. These materials are used in wireless, photonic, thin film heads, optical media, hybrid microelectronic and performance film applications.

WAM Headquarters Buffalo, NY USA - Manufacturing Facility 100,000 ft2 overall, 6,500 ft2 of cleanroom, state-of-the-art machining/ milling/rolling/stamping/ cladding centers, hydrostatic wire extrusion, high purity refining/recycling, metals casting, automated plating, full analytical capabilities, product Research & Development

Far East Operations Singapore - WAM Far East Pte. Ltd. 5,000 ft2, 2,500 ft2 of cleanroom, automated assembly operations, hydrostatic wire process, product development. PVD bonding operation.

Far East Operations Subic Bay, Philippines Combo-Lid(r), low-cost lids and preform - assembly, inspection and packaging

Far East Operations Taiwan Joint Venture with Yuh-Cheng Metal Corp. Low cost production capabilities

Specialty Alloys Operations Wheatfield, NY USA- Williams Specialty Alloys 30,000 ft2 with volume vacuum casting, rolling, annealing, powder atomizing and machining. 10 acres for expansion

WAM Thin Film Products Operations Brewster, NY USA - WAM TFP 35,000 ft2 with vacuum melting, hot-pressing, milling, Hot & cold rolling automated machining and target bonding capabilities. Acreage to more than double our facility as needed.

Target Bonding Centers Buffalo, NY Brewster, NY Santa Clara, CA Limerick, Ireland Singapore Taiwan

Williams Advanced Materials Service and Support Regional Offices (Sales and Applications Engineering support) Santa Clara, CA Manila, Philippines London, England Buffalo, NY Singapore Boston, MA Guadalajara, Mexico Dallas, TX Brewster, NY Tucson , AZ Taipei, Taiwan Worldwide Representatives Florida France Israel Korea India China Japan Italy Germany

Solder preforms and clad materials Hybrid Microelectronic Device Williams Advanced Materials Packaging Material Products Products Markets Wireless, Photonics and Hybrid/ Traditional Microelectronic Devices Typical End-uses Cell phones, LEDs, fiber-optic networks, PC's, military electronics, avionics, medical electronics, appliances Combo-Lids(r) - Frame/lid assembly Hermetic sealing Clad Materials Thermal management Bonding Wire Electronic interconnect Solder Preforms Component attachment Refining Scrap recovery Markets

Electron Tube WAMBRAZETM Materials Williams Advanced Materials Specialty Alloy Products Products Markets Braze materials Powder, ribbon and preform Structural Alloys Monel Cupronickel Nickel Tunsten Markets Electron Tube, Photonics, Aerospace, microelectronic packaging Typical End-uses Cellular base stations, lasers, x-ray machines, industrial microwaves

Cellular Phone (wireless) Sputtering Targets Williams Advanced Materials Physical Vapor Deposition(PVD) Products Products Precious Metal Sputtering Targets and Evaporation Materials Precious Metal Refining Services Non-precious Metal Sputtering Targets and Evaporation Materials Markets Wireless microelectronics, Optical media, Photonics, thin film heads, glass, decorative, wear resistance, performance film Typical End-uses Wireless and fiber optic components, Recordable CDs, DVDs, Architectural glass, Hard Disks, faucets, automotive glass Markets

Williams Strategic Leverage Ensuring Distinctive Abilities Translate to Maximum Returns Over 80 years of metal management and fabrication experience Ability to efficiently manage precious metals critical to customers One-stop Shopping Comprehensive product offering Allows customer to reduce supplier base Industry leading lead times Reduces Total Cost to Customer - Inventory turns Alleviates planning "headaches" Fully Integrated Operations In house fabrication, refining and analysis Reduced cycle times and single point of contact for metal needs Service WAM provides a unique, coordinated response to customers We help our customers do their jobs - sales, engineering, accounting, etc. We also prepare our customers for the future

Litigation Caseload has dropped dramatically over past two years Total Plaintiffs Total Cases Pending (including spouses) 12/31/2001 76 193 12/31/2002 33 70 09/30/2003 26 61

Litigation Caseload varies from quarter to quarter depending on new cases, settlements, dismissals, etc. The Company believes it has substantial defenses in pending cases